UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2019

Arrowhead Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Lake Avenue, Suite 1050,

Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) at the 2019 Annual Meeting of Stockholders held on March 15, 2019.

•	Election of five directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;

•	Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for fiscal 2018;

•	Recommendation, on a non-binding, advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers; and

•	Ratification of Rose Snyder & Jacobs as independent auditors of the Company for the fiscal year ended September 30, 2019.

As of January 23, 2019, the record date for the Annual Meeting, the Company had 94,200,893 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 81,419,896 shares were present in person or represented by proxy and entitled to vote. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Board of Director Election Results

NAME	FOR	WITHHELD	NON VOTES
Christopher Anzalone	47,641,946	793,064	32,984,886
Mauro Ferrari	44,253,118	4,181,892	32,984,886
Douglass Given	44,885,561	3,549,449	32,984,886
Michael S. Perry	29,836,005	18,599,005	32,984,886
William Waddill	44,209,648	4,225,362	32,984,886

Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers for the 2018 fiscal year

47,129,831 FOR 1,164,564 AGAINST 140,615 ABSTAIN 32,984,886 NON VOTES

The proposal was approved.

Recommendation, on a non-binding, advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers

46,078,873 1 YEAR 667,615 2 YEARS 1,524,963 3 YEARS 163,559 ABSTAIN 32,984,886 NON VOTES

Based upon the results set forth above for Proposal 3, the Board of Directors of the Company has determined that future stockholder advisory votes on the compensation of the Company’s named executive officers will occur every year.

Ratification of Rose, Snyder & Jacobs as Arrowhead’s independent public accounting firm

80,386,983 FOR 287,438 AGAINST 745,475 ABSTAIN

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2019

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Jane Davidson
Jane Davidson
Corporate Secretary